Filed pursuant to Rule 497

Registration No. 333-228963

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

SUPPLEMENT NO. 3 DATED MARCH 5, 2020 TO

THE PROSPECTUS DATED DECEMBER 4, 2019

Effective April 1, 2020, the Fund intends to declare and pay distributions from net investment income of the Fund, if any, on a monthly basis. For purposes of declaring and paying distributions, the Fund will determine its monthly net investment income to distribute in accordance with generally accepted accounting principles, which may differ from income tax regulations.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

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